UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 18, 2024
Date of Report (Date of earliest event reported)

R
EGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Independent Drive, Suite 114
Jacksonville, Florida 32202
(Address of principal executive offices) (Zip Code)
(904)
598-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC
6 .250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC
Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Revolving Credit Facility
On January 18, 2024, Regency Centers, L.P. (“RCLP”), as borrower, and Regency Centers Corporation (“
Regency
”), as guarantor, entered into a Sixth Amended and Restated Credit Agreement dated as of January 18, 2024 (the “Credit Agreement”), with the financial institutions party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. The Credit Agreement provides for an unsecured revolving credit facility in the amount of $1.50 billion for a term of four years (plus two six-month extension options) and includes an accordion feature which permits the borrower to request increases in the size of the revolving loan facility by up to an additional $1.50 billion. The interest rate on the revolving credit facility is equal to SOFR plus a margin that is determined based on the borrower’s long-term unsecured debt ratings and ratio of indebtedness to total asset value. At the time of the closing, the effective interest rate was SOFR plus a credit spread adjustment of 10 basis points plus a margin of 72.5 basis points. The Credit Agreement also incorporates sustainability-linked adjustments to the interest rate, which provide for upward or downward adjustments to the applicable margin if the Company achieves, or fails to achieve, certain specified targets based on Scope 1 and Scope 2 emission standards as set forth in the Credit Agreement. At the time of the closing, a 1 basis point downward sustainability-linked adjustment to the interest rate was applicable.
Wells Fargo Securities, LLC, and PNC Capital Markets LLC were Joint Bookrunners. Wells Fargo Bank, National Association, is Administrative Agent. PNC Bank, National Association, was Syndication Agent. Each of Wells Fargo Securities, LLC, PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bank National Association, and Regions Capital Markets, was a Joint Lead Arranger. Each of Truist Bank, U.S. Bank National Association, Regions Bank, Bank of America, N.A., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., and TD Bank, N.A. was a Documentation Agent.
The Credit Agreement includes financial covenants relating to (i) ratio of indebtedness to total asset value, (ii) ratio of unsecured indebtedness to unencumbered asset value, (iii) ratio of adjusted EBITDA to fixed charges, (iv) ratio of secured indebtedness to total asset value, and (v) ratio of unencumbered NOI to unsecured interest expense, and in the case of (i) and (ii) provides for increases in the maximum ratio for the quarter in which a material acquisition occurs and during the four subsequent fiscal quarters. The Credit Agreement also includes customary events of default for agreements of this type (with customary grace periods, as applicable).
The foregoing is not a complete discussion of the Credit Agreement and is qualified in its entirety by reference to the full text of the Credit Agreement attached to this Current Report on Form
8-K
as Exhibit 4.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 above is incorporated by reference herein.

Item 8.01	Other Events.
On January 18, 2024, RCLP and Regency entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) with U.S. Bank Trust Company, National Association, as trustee, with respect to the previously announced $400,000,000 Note offering of 5.250% Notes due 2034 (the “Notes”). The Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Notes closed on January 18, 2024.
The Notes were issued pursuant to the terms of that certain Indenture dated as of December 5, 2001, as supplemented by the First Supplemental Indenture dated as of June 5, 2007, the Second Supplemental Indenture dated as of June 2, 2010, the Third Supplemental Indenture dated as of August 17, 2015, the Fourth Supplemental Indenture dated as of January 26, 2017, the Fifth Supplemental Indenture dated as of March 6, 2019, the Sixth Supplemental Indenture dated as of May 13, 2020, and the Seventh Supplemental Indenture dated January 18, 2024, each among RCLP, as issuer, Regency, as guarantor, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee. RCLP and Regency entered into the Seventh Supplemental Indenture in connection with the offering of the Notes to, among other things, amend the definition of “Treasury Rate”, amend and restate the Right of Redemption provision, and amend the Notice of Redemption provision.
The foregoing is not a complete discussion of the Seventh Supplemental Indenture and is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture attached to this Current Report on Form
8-K
as Exhibit 4.2, which is incorporated herein by reference.

Item 9.01(d)	Financial Statements and Exhibits

4.1	Sixth Amended and Restated Credit Agreement, dated as of January 18, 2024, by and among Regency Centers, L.P., as borrower, Regency Centers Corporation, as guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and certain lenders party thereto.

4.2	Seventh Supplemental Indenture dated as of January 18, 2024 to the Indenture dated as of December 5, 2001 among RCLP, Regency, as guarantor, and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Global Note for 5.250% Notes due 2034 of Regency Centers, L.P.

4.4	Guarantee of Regency Centers Corporation (included in the Global Note filed as Exhibit 4.3).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

January 18, 2024	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

January 18, 2024	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

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